Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Joshua R. Disbrow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10‑K of Aytu BioPharma, Inc. for the fiscal year ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10‑K fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: September 28, 2021

	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer (Principal Executive Officer)

I Richard Eisenstadt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10‑K of Aytu BioPharma, Inc. for the fiscal year ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10‑K fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: September 28, 2021

	By:	/s/ Richard Eisenstadt
Richard Eisenstadt
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)